UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 7, 2020, Brian Ferraioli informed the Board of Directors (the “Board”) of Charah Solutions, Inc. (the “Company”) of his voluntary resignation as a member of the Board, effective May 18, 2020. Mr. Ferraioli’s resignation was to pursue other opportunities and did not result from any disagreements with management or the Board. Mr. Ferraioli was a Class III director of the Company and also served on the Company’s Audit Committee. Mr. Ferraioli has served as a director since June 2018.
(d) Effective May 18, 2020, the Company’s Board of Directors elected Tim Poché to the Board of Directors to fulfill the remainder of Mr. Ferraioli’s Class III term which expires after the 2021 Annual Meeting of the Company. Mr. Poché is the Chief Financial Officer & Chief Compliance Officer at Bernhard Capital Partners Management, LP (“BCP”). He serves as a member of the Investment Committee and Portfolio Company Review Committee at BCP, a private equity management firm which directly and indirectly through certain affiliates owns approximately 63% of the total voting power of the outstanding shares of the Common Stock, including the Preferred Stock on an as‐converted basis. Mr. Poché was nominated to the Board by BCP pursuant to its rights under the Stockholders’ Agreement dated as of June 18, 2018, by and among BCP, the Company and the other parties thereto. There are no transactions involving Mr. Poché and the Company that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Mr. Poché has never served as one of the Company’s officers or employees. Mr. Poché will serve on the Nominating and Corporate Governance Committee. Mr. Poché will not receive compensation for his Board service.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	May 13, 2020	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer